As filed with the Securities and Exchange Commission on March 5, 2015

Registration No. 333-191571

Registration No. 333-191573

Registration No. 333-190093

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1 TO

FORM S-4 REGISTRATION STATEMENT NO. 333-191571

POST-EFFECTIVE AMENDMENT NO. 1 TO

FORM S-4 REGISTRATION STATEMENT NO. 333-191573

POST-EFFECTIVE AMENDMENT NO. 1 TO

FORM S-4 REGISTRATION STATEMENT NO. 333-190053

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

ATLAS PIPELINE PARTNERS, L.P.

ATLAS PIPELINE FINANCE CORPORATION

And Other Registrants*

(See Table of additional registrants below)

(Exact name of registrant as specified in its charter)

Delaware	23-3011077 20-3879234
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1000 Louisiana, Suite 4300

Houston, Texas 77002

(713) 584-1000

(Address, including zip code, and telephone number, including area code,

of registrant’s principal executive offices)

Name, address, including zip code, and telephone number, including area code, of agent for service:	Copy of communications to:

Joe Bob Perkins Chief Executive Officer Atlas Pipeline Partners, G.P., LLC 1000 Louisiana, Suite 4300 Houston, Texas 77002 (713) 584-1000	Christopher Collins Vinson & Elkins L.L.P. 1001 Fannin Street, Suite 2500 Houston, Texas 77002 (713) 758-2222

Approximate date of commencement of proposed sale to the public: Not applicable. Removal from registration of securities that were not sold pursuant to this registration statement.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

Exact name of registrant as specified in its charter	State or other jurisdiction of incorporation or organization	I.R.S. Employer Identification Number	Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices
Atlas Pipeline Operating Partnership, L.P.	Delaware	23-3015646	110 West 7th Street, Suite 2300 Tulsa, Oklahoma 74119 (877) 950-7473

Velma Intrastate Gas Transmission Company, LLC	Delaware	26-2877615	110 West 7th Street, Suite 2300 Tulsa, Oklahoma 74119 (877) 950-7473

Slider WestOk Gathering, LLC	Delaware	26-3063706	110 West 7th Street, Suite 2300 Tulsa, Oklahoma 74119 (877) 950-7473

Atlas Pipeline Mid-Continent Holdings, LLC	Delaware	45-5528668	110 West 7th Street, Suite 2300 Tulsa, Oklahoma 74119 (877) 950-7473

Atlas Pipeline Mid-Continent LLC	Delaware	37-1492980	110 West 7th Street, Suite 2300 Tulsa, Oklahoma 74119 (877) 950-7473

Atlas Chaney Dell, LLC	Delaware	42-1733101	110 West 7th Street, Suite 2300 Tulsa, Oklahoma 74119 (877) 950-7473

Atlas Midkiff, LLC	Delaware	42-1733099	110 West 7th Street, Suite 2300 Tulsa, Oklahoma 74119 (877) 950-7473

NOARK Energy Services, L.L.C.	Oklahoma	73-1551901	110 West 7th Street, Suite 2300 Tulsa, Oklahoma 74119 (877) 950-7473

Velma Gas Processing Company, LLC	Delaware	45-1543387	110 West 7th Street, Suite 2300 Tulsa, Oklahoma 74119 (877) 950-7473

APL Laurel Mountain, LLC	Delaware	26-4834348	110 West 7th Street, Suite 2300 Tulsa, Oklahoma 74119 (877) 950-7473

APL Barnett, LLC	Delaware	45-2561587	110 West 7th Street, Suite 2300 Tulsa, Oklahoma 74119 (877) 950-7473

Pecos Pipeline LLC	Delaware	26-3633417	110 West 7th Street, Suite 2300 Tulsa, Oklahoma 74119 (877) 950-7473

Tesuque Pipeline, LLC	Delaware	27-0632723	110 West 7th Street, Suite 2300 Tulsa, Oklahoma 74119 (877) 950-7473

APL Arkoma Holdings, LLC	Delaware	90-0918336	110 West 7th Street, Suite 2300 Tulsa, Oklahoma 74119 (877) 950-7473

APL Arkoma Midstream, LLC	Delaware	27-3677594	110 West 7th Street, Suite 2300 Tulsa, Oklahoma 74119 (877) 950-7473

APL Gas Treating, LLC	Delaware	27-0592931	110 West 7th Street, Suite 2300 Tulsa, Oklahoma 74119 (877) 950-7473

APL Arkoma, Inc.	Delaware	27-3684911	110 West 7th Street, Suite 2300 Tulsa, Oklahoma 74119 (877) 950-7473

APL SouthTex Midstream LLC	Delaware	27-0350291	110 West 7th Street, Suite 2300 Tulsa, Oklahoma 74119 (877) 950-7473

APL SouthTex Pipeline Company LLC	Texas	20-8721079	110 West 7th Street, Suite 2300 Tulsa, Oklahoma 74119 (877) 950-7473

APL SouthTex Processing Company LP	Texas	45-2502762	110 West 7th Street, Suite 2300 Tulsa, Oklahoma 74119 (877) 950-7473

APL SouthTex Midstream Holding Company LP	Texas	20-8721377	110 West 7th Street, Suite 2300 Tulsa, Oklahoma 74119 (877) 950-7473

APL SouthTex Gas Utility Company LP	Texas	20-8721344	110 West 7th Street, Suite 2300 Tulsa, Oklahoma 74119 (877) 950-7473

APL SouthTex Transmission Company LP	Texas	80-0920148	110 West 7th Street, Suite 2300 Tulsa, Oklahoma 74119 (877) 950-7473

Atlas SouthTex Midstream Company LP	Texas	20-8721274	110 West 7th Street, Suite 2300 Tulsa, Oklahoma 74119 (877) 950-7473

DEREGISTRATION OF SECURITIES

These Post-Effective Amendments relate to the following Registration Statements on Form S-4 (collectively, the “Registration Statements”), originally filed by Atlas Pipeline Partners, L.P., a Delaware limited partnership (“Atlas Pipeline”), with the Securities and Exchange Commission:

•	Registration No. 333-191571, filed on Form S-4 on October 4, 2013, as amended on November 21, 2013, pertaining to the registration and guarantee of 5 7/8% Senior Notes due 2023 in the amount of $650,000,000;

•	Registration No. 333-191573, filed on Form S-4 on October 4, 2013, as amended on November 21, 2013, pertaining to the registration and guarantee of 4.75% Senior Notes due 2021 in the amount of $400,000,000; and

•	Registration No. 333-190053, filed on Form S-4 on October 4, 2013, as amended on July 22, 2013, pertaining to the registration and guarantee of 6 5/8% Senior Notes due 2020 in the amount of $500,000,000.

On February 27, 2015, Atlas Pipeline was acquired by Targa Resources Partners LP (“TRP”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), by and among Targa Resources Corp., TRP, Targa Resources GP LLC, Trident MLP Merger Sub LLC, a subsidiary of TRC (“Merger Sub”), Atlas Energy, L.P., Atlas Pipeline and Atlas Pipeline Partners GP, LLC. Pursuant to the Merger Agreement, Merger Sub merged with and into Atlas Pipeline, with Atlas Pipeline continuing as the surviving entity and a subsidiary of TRP.

As a result of the completion of the transactions contemplated by the Merger Agreement, Atlas Pipeline has terminated all offerings of securities pursuant to the Registration Statements. In accordance with an undertaking made by Atlas Pipeline in the Registration Statements to remove from registration, by means of post-effective amendments, any of the securities that had been registered for issuance that remain unsold at the termination of such offering, Atlas Pipeline hereby removes from registration all of such securities registered but unsold under the Registration Statements.

SIGNATURES

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused these Post-Effective Amendments to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, in the State of Texas, on this 5th day of March, 2015.

ATLAS PIPELINE PARTNERS, L.P.

By:	ATLAS PIPELINE PARTNERS GP, LLC,
its General Partner

	By:	/s/ Robert W. Karlovich, III
Robert W. Karlovich, III
Chief Financial Officer and Chief Accounting Officer

Pursuant to the requirements of the Securities Act of 1933, these Registration Statements have been signed below by the following persons on behalf of the registrant and in the capacities indicated on March 5, 2015.

SIGNATURE	TITLE	DATE

/s/ Joe Bob Perkins	Chief Executive Officer and Director of the General Partner	March 5, 2015
Joe Bob Perkins	(Principal Executive Officer)

/s/ Robert W. Karlovich III	Chief Financial Officer and	March 5, 2015
Robert W. Karlovich III	Chief Accounting Officer (Principal Financial Officer and Principal Accounting Officer)

/s/ Jeffrey J. McParland	Director of the General Partner	March 5, 2015
Jeffrey J. McParland

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused these Post-Effective Amendments to the Registration Statements to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, in the State of Texas, on this 5th day of March, 2015.

ATLAS PIPELINE FINANCE CORPORATION

By:	/s/ Robert W. Karlovich, III
Robert W. Karlovich, III
Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, these Registration Statements have been signed below by the following persons on behalf of the registrant and in the capacities indicated on March 5, 2015.

SIGNATURE	TITLE	DATE

/s/ Joe Bob Perkins	Chief Executive Officer and Director of the General Partner	March 5, 2015
Joe Bob Perkins	(Principal Executive Officer)

/s/ Robert W. Karlovich III	Chief Financial Officer	March 5, 2015
Robert W. Karlovich III	(Principal Financial Officer and Principal Accounting Officer)

/s/ Jeffrey J. McParland	Director of the General Partner	March 5, 2015

Jeffrey J. McParland

Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused these Post-Effective Amendments to the Registration Statements to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, in the State of Texas, on this 5th day of March, 2015.

ATLAS PIPELINE OPERATING PARTNERSHIP, L.P.

By:	Atlas Pipeline Partners GP, LLC its general partner

ATLAS PIPELINE MID-CONTINENT HOLDINGS, LLC

By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its general partner

APL LAUREL MOUNTAIN, LLC

By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its general partner

ATLAS PIPELINE MID-CONTINENT LLC

By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its general partner

VELMA INTRASTATE GAS TRANSMISSION COMPANY, LLC

By:	Atlas Pipeline Mid-Continent LLC, its sole member

By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its general partner

SLIDER WESTOK GATHERING, LLC

By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its general partner

VELMA GAS PROCESSING COMPANY, LLC

By:	Atlas Pipeline Mid-Continent LLC, its sole member
By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its general partner

ATLAS MIDKIFF, LLC

By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its general partner

ATLAS CHANEY DELL, LLC

By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its general partner

NOARK ENERGY SERVICES, L.L.C.

By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member

By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its general partner

APL BARNETT, LLC

By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its general partner

PECOS PIPELINE LLC

By:	APL Barnett, LLC, its sole member
By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC its general partner

TESUQUE PIPELINE, LLC

By:	APL Barnett, LLC, its sole member
By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC its general partner

APL ARKOMA MIDSTREAM, LLC

By:	APL Arkoma Holdings, LLC
By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its general partner

APL GAS TREATING, LLC

By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member

By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its general partner

APL ARKOMA HOLDINGS, LLC

By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its general partner

APL SOUTHTEX MIDSTREAM LLC

By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its general partner

APL SOUTHTEX PIPELINE COMPANY LLC

By:	APL SouthTex Midstream LLC, its sole member
By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its general partner

APL SOUTHTEX MIDSTREAM HOLDING COMPANY LP

By:	APL SouthTex Pipeline Company LLC, its sole general partner
By:	APL SouthTex Midstream LLC, its sole member
By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its general partner

APL SOUTHTEX GAS UTILITY COMPANY LP

By:	APL SouthTex Pipeline Company LLC, its sole general partner
By:	APL SouthTex Midstream LLC, its sole member
By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its general partner

ATLAS SOUTHTEX MIDSTREAM COMPANY LP

By:	APL SouthTex Pipeline Company LLC, its sole general partner
By:	APL SouthTex Midstream LLC, its sole member
By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its general partner

APL SOUTHTEX TRANSMISSION COMPANY LP

By:	APL SouthTex Pipeline Company LLC, its sole general partner
By:	APL SouthTex Midstream LLC, its sole member
By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its general partner

APL SOUTHTEX PROCESSING COMPANY LP

By:	APL SouthTex Pipeline Company LLC, its sole general partner
By:	APL SouthTex Midstream LLC, its sole member
By:	Atlas Pipeline Mid-Continent Holdings, LLC, its sole member
By:	Atlas Pipeline Operating Partnership, L.P., its sole member
By:	Atlas Pipeline Partners GP, LLC, its general partner

By:	/s/ Robert W. Karlovich, III
Name:	Robert W. Karlovich, III
Title:	Chief Financial Officer

APL ARKOMA, INC.

By:	/s/ Robert W. Karlovich, III
Name:	Robert W. Karlovich, III
Title:	Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, these Registration Statements have been signed below by the following persons on behalf of the registrant and in the capacities indicated on March 5, 2015.

SIGNATURE	TITLE	DATE

/s/ Joe Bob Perkins	Chief Executive Officer and Director of the General Partner	March 5, 2015
Joe Bob Perkins	(Principal Executive Officer)

/s/ Robert W. Karlovich III	Chief Financial Officer and	March 5, 2015
Robert W. Karlovich III	Chief Accounting Officer (Principal Financial Officer and Principal Accounting Officer)

/s/ Jeffrey J. McParland	Director of the General Partner	March 5, 2015
Jeffrey J. McParland